UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2017

Astrotech Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 West 5th Street, Suite 1275, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On December 7, 2017, Astrotech Corporation (the “Company”) held its annual meeting of shareholders (the “Meeting”), pursuant to notice duly given, at 110 E. Second Street, Austin, Texas 78701. Of the 4,506,473 shares of common stock entitled to vote at such meeting, 3,721,799 shares, or 82.59% of the Company’s common stock, were present in person or by proxy. At the Meeting, the Company’s stockholders voted on Proposals 1, 3 and 4. To allow additional time for stockholders to vote on Proposal 2 (approval of the reincorporation of the Company from the State of Washington to the State of Delaware), the Company adjourned the meeting with respect to such proposal until 9:00am central time on Friday, December 22, 2017 at the Company’s office at 201 W. 5th Street, Suite 1275, Austin, Texas 78701. This Current Report on Form 8‑K will be amended to report the results of Proposal 2 once the final results are received by the Company. The final results for Proposals 1, 3 and 4 are set forth below.

Proposal 1 – Election of Directors

By the votes reflected below, our shareholders elected the following individuals to serve as directors to serve for the respective terms prescribed by the Company’s bylaws:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Pickens III	2,382,746	100,923	1,238,130
Mark Adams	2,398,585	85,084	1,238,130
Sha-Chelle Manning	2,395,660	88,009	1,238,130
Daniel T. Russler, Jr.	2,394,027	89,642	1,238,130
Ronald W. Cantwell	2,396,827	86,842	1,238,130
Michael R. Humphrey	2,397,476	86,193	1,238,130

Proposal 3 - Ratification of Selection of Independent Registered Public Accounting Firm

By the votes reflected below, our shareholders ratified the appointment of BDO, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,687,977	11,286	22,536	—

Proposal 4 - Approval of Amendment to 2011 Stock Incentive Plan

By the votes reflected below, our shareholders approved to increase the aggregate number of shares of our common stock available under the 2011 Stock Incentive Plan by an additional 225,000 shares (increasing the number of shares that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan from 750,000 to 975,000 shares):

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,239,816	286,361	7,492	1,188,130

Item 9.01    Financial Statements and Exhibits

On November 11, 2017, Astrotech Corporation issued a press release announcing its results for its fiscal year 2017 annual meeting of shareholders. A copy of the press release is attached hereto as Exhibit 99.1.

(d) Exhibits

99.1 Press release, dated December 11, 2017, issued by Astrotech Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

Date: December 11, 2017	By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Title: Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press release, dated December 11, 2017 issued by Astrotech Corporation.	E